Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2021
Significant Accounting Policies
Schedule of Earnings per common share
Years Ended December 31,	2021	2020

Net income, as reported	$13,138,338	$10,758,502
Less: dividends to preferred shareholders	48,750	54,375
Net income available to common shareholders	$13,089,588	$10,704,127

Weighted average number of common shares used in calculating earnings per share	5,345,988	5,274,785
Earnings per common share	$2.45	$2.03